                                                                    EXHIBIT 99.1

Slide 1:

Colorado MEDtech, Inc.

NYSSA 5th Annual Health Care Conference March 26 - 28, 2001

Graphic: Photo montage of Colorado MEDtech, Inc. products

Slide 2:

Safe Harbor Statement

The statements in this presentation that are not historical facts are forward-looking statements that represent management's beliefs and assumptions based on currently available information. Forward-looking statements can be identified by the use of words such as "believes," "intends," "may," "will," "should," "anticipated" or comparable terminology or by discussions of strategy. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it cannot assure that these expectations will prove to be correct. Such statements involve risks and uncertainties including, but not limited to, the risk that the Company's existing level of orders may not be indicative of the level or trend of future orders, the risk that the Company may not successfully complete the work encompassed by current or future orders, the risk that unforeseen technical or production difficulties may adversely impact project timing and financial performance, the risk that the management changes will not produce the desired results, the risk of potential litigation, the risks associated with regulation by the Federal Food and Drug Administration including compliance with the Quality System Regulation, the risk that acquired companies cannot be successfully integrated with the Company's existing operations and the risk that a downturn in general economic conditions or customer budgets may adversely affect research and development and capital expenditure budgets of potential customers upon which the Company is dependent. Should one or more of these risks materialize (or the consequences of such a development worsen), or should the underlying assumptions prove incorrect, actual results could differ materially from those forecasted or expected. These factors are more fully described in the Company's documents filed from time to time with the Securities and Exchange Commission. The Company assumes no duty to update any forward-looking statements.

Slide 3:

Our Mission and Vision

Mission

To become the leading world-wide provider of high quality, advanced medical technology outsourcing services and medical imaging components and accessories in support of medical technology companies and healthcare providers.

Vision

We aspire to be our customers' competitive advantage and their first choice as the OneSource OutSource(TM) partner.

Slide 4:

Colorado MEDtech provides:

Complete turnkey design, engineering and manufacturing service for technology-driven medical and imaging companies....

Critical system components and ultrasound accessories in support of medical imaging and ultrasound companies...

- Product definition/feasibility
- Design and development
- Clinical prototypes
- FDA submissions support
- Pilot production and manufacturing
- Warranty service and depot repair
- Software services
- Critical components for imaging and medical companies
- Critical imaging accessories and supplies
- Medical device communications

Slide 5:

Corp. Headquarters and RELA, Boulder, CO

- 500+ Total Employees
- 130,000 total Sq. Ft.

Manufacturing Facility, Longmont, CO

Imaging & Power Systems, Longmont, CO

CIVCO, Kalona, IA

Catheter & Disposables Technology, Plymouth, MN

Graphics: Photos of Company Facilities

Graphic: Colorado MEDtech Logo

Slide 6:

Who Are Our Customers?

We work in close cooperation with major medical device, biotech, and medical imaging companies.

Abbott Laboratories
Affymetrix
Applied Biosystems
Bausch & Lomb
Baxter
Bayer
Becton Dickinson
Boston Scientific
Carter Wallace
Dade International
Trek Diagnostics
Dupont
Eli Lilly
GE Medical Systems
Gene Logic
Hitachi Medical Corp.
Instrumentation Labs
Johnson & Johnson
Mallinckrodt/Nellcor/Tyco
Medtronic
Ohmeda
Pharmacia
Philips
Physio-Control
St. Jude Medical
Siemens
SpaceLabs Medical
Stryker
Target Therapeutics
Valleylab/Tyco
Xanthon

And many more...

Slide 7:

U.S. Outsource Market

- $60B Medical Device Market Growing 8-10% per year
- $90B Electronics Mfg. Service Market Growing 25% per year
- $3B Medical Device Outsourcing Market

Source: HIMA, Technology Forecasters, Inc. and analyst estimates. (1998 figures)

Graphic: Photo montage of products

Slide 8:

A Closer Look:

CMED's Portion of the Outsourcing Market:

- Ultra-High Tech and Value Added
- Low-Value Built-to-Print

CMED is strongly positioned in the advanced technology market.

Graphic: Photo montage of products showing that CMED's portion of the outsourcing market is the ultra-high tech and value-added portion

Slide 9:

Executive Summary

On June 23, 2000 Stephen K. Onody was appointed CEO and quickly implemented:
o Greater focus on CMED's core businesses:
  - Medical technology and software outsource services
  - Imaging system components and ultrasound accessories
o Greater focus on key success elements:
  - People and management team
  - Processes and infrastructure
  - Customer satisfaction
  - Sales and profitability

CMED is positioned to take advantage of its growing market segments.

Slide 10:

Core Organizational Structure

Colorado MEDtech, Inc.

         Medical Technology and Software Services
                           RELA
                                    Design
                                    Develop
                                    Manufacture
                                    Distribute
                                             |
                                             OEM

                          Imaging Services
         CIVCO                             IPS
                  Design                      Design
                  Develop                     Develop
                  Manufacture                 Manufacture
                  Distribute                  Distribute
                           |                            |
                           OEM                          OEM
                           |
                           End User

Slide 11:

Core Business Units -- CMED RELA

-- CMED RELA

o Custom engineering, design and development for medical products which include diagnostics, biotechnology, therapeutics, and software, and medical device communication platforms
o  Objectives for FY2001
   - Continue expansion strategy: 18 new customers and many new and expanded contracts with current customers through Q2
   - Introduce CMED's web-enabled medical and diagnostic device platform in Q1 - Completed
   -  Introduce CMED's wireless instrument technology portfolio

Slide 12:

-- CMED RELA

Diagnostics & Biotechnology

-  Handheld to high throughput systems
-  Optics, fluidics, robotics, temperature control
-  Real-time software
-  DNA-based research systems
-  DNA chip technology and systems
-  Blood chemistry analyzers
-  Medical products communication portfolio

Slide 13:

-- CMED RELA

Therapeutic Devices

-  Cardiology, surgery, defibrillation
-  Electrophysiology
-  Drug delivery, infusion devices
-  Patient monitors
-  Respiratory care products
-  Urology
-  Neurological devices
-  Medical products communication portfolio


Slide 14:

Core Business Units -- Imaging & Power Systems

IPS

o  Outsourcing services and products for medical imaging:
   -  A broad line of advanced power platforms
   -  A world-class power and MRI engineering and software team
   - Industry-recognized imaging system technical resources and manufacturing capabilities
o  Objectives for FY2001
   -  Product Pipeline
      -  Fully commercialize Computed Tomography ("CT") power source
      -  Development of MRI -- Solid state power source
   - Increase sales by capitalizing on strong relationships with existing customer base
   - Expansion strategy: new products with existing customers; added 3 new customers; many new and expanded contracts with current customers through Q2

Slide 15:

IPS

-  MRI development services
-  MRI amplifiers
-  High-voltage CT x-ray generators
-  Embedded digital control
-  Advanced application software
-  Embedded system software

Slide 16:

Core Business Units -- CIVCO

CIVCO

o Develops and manufactures specialized medical products for ultrasound imaging and minimally invasive surgical equipment
o  Objectives for FY2001
   - Focus on corporate accounts for single-source solutions in product development and distribution
   - Expansion of market opportunity via exclusive development arrangements with manufacturers
   - Expansion and integration of ATL Ultrasound supplies and accessories group acquired in December 2000

Slide 17:

CIVCO

-  Needle guidance systems
-  Transducer covers
-  Ultrasound supplies
-  Brachytherapy products
-  Surgical device, sterile covers
-  Minimally invasive accessories

Slide 18:

Key Accomplishments FY01

New management:
-  Bill Wood: Senior VP Product Development and Technology
-  Greg Gould: Chief Financial Officer
-  Richard Schoen: VP Business Development
-  Peter Jensen: VP Corporate Affairs

Graphic: Photos of Bill Wood, Greg Gould, Richard Schoen, and Peter Jensen

Slide 19:

Key Accomplishments FY01

New management:

-  Kenneth Taylor, Ph.D.: VP and RELA GM
-  Frank Maguire: Chief Operations Officer
-  Chuck Philipp: VP Sales
-  Jim Vetricek: VP Quality and Regulatory Affairs

Graphic: Photos of Kenneth Taylor, Frank Maguire, Chuck Philipp, and Jim
Vetricek

Slide 20:

Key Accomplishments FY01

Significant progress in hiring and retaining technical personnel.

Slide 21:

Key Accomplishments FY01

Processes and Infrastructure

-  Developed a plan addressing:
   -  People
   -  Systems
   -  Facilities
   -  Quality
-  Identified and accelerated training programs
-  Upgrading material control systems
-  Establishing manufacturing centers
-  Consolidating facilities

We are making organizational changes in order to achieve our goal of becoming a world-class organization.

Slide 22:

Key Accomplishments FY01

Processes and Infrastructure

o  After receipt of FDA warning letter
   - Intensified and accelerated previously-initiated program of organizational changes
   -  Results:
      -  No lost customers to date
      -  Voluntary slowdown in manufacturing
      -  Independent audits show continued progress toward plan milestones

We are implementing changes in order to achieve our goal of becoming a world-wide leader.

Slide 23:

Customer Satisfaction

o  Bookings
   -  $40-50 million in first six months
   -  Strong book to build ratio
o  Expanded existing business with current customers
o  Added 27 new customers
o  Continue to transition projects from development to manufacturing

Slide 24:

"OneSource OutSource"(TM)

Sales and Profitability

-  Continued focus on OneSource OutSource strategy

Graphic: Drawing of funnel

"Filling the Funnel": Sales Marketing = Design & Engineering Specialized Manufacturing = Products

-  One-stop service
-  Faster time to market
-  Innovative technical solutions
-  Integrated development and manufacturing

Results: YTD Increased Bookings

Slide 25:

Key Accomplishments FY01

Financial Results for the Six Months Ended December 31, 2000
-  Revenue $35.8 million
-  $2K net income prior to one-time charges
-  Net cash flow provided by operating activities of $1.9 million
- Bookings increased to $40-50 million -- keeps us on track toward meeting goals announced on August 22, 2000
-  Strong balance sheet
-  $17.3 million up from $16.8 million
-  A/R decreased $1.4 million
-  Debt ~ $100K

Slide 26:

Key Accomplishments FY01

Other Highlights

- August 2000 - The DENVER POST lists Colorado MEDtech as one of the 100 Top-Performing Public Companies
- September 2000 - FORTUNE magazine names Colorado MEDtech to its 100 fastest growing companies list for the second year in a row
- October 2000 -The DENVER BUSINESS JOURNAL names Colorado MEDtech as one of the Top 100 Colorado Companies
- October 2000 - Deloitte & Touche gives Colorado MEDtech a Colorado Technology Fast 50 award
- December 2000 - Colorado MEDtech acquires assets of the ultrasound supplies group of ATL Ultrasound. We also sign a five year product development contract with ATL
-  February 2001 - Anthony J. Dimun joins Colorado MEDtech Board of Directors
- March 2001 - Colorado MEDtech strengthens genomic position with a multi-year program with Xanthon

Slide 27:

Conclusion: "Achieving our vision"

o  Client partnerships: OneSource OutSource
   -  27 new customers
   -  No loss in customers to date
   -  Many new and expanded contracts with current customers
o  Doing what we said we would do:
   -  Investing in infrastructure, people and quality systems
o  Expanding our medical device communications technology
o  Strong bookings
   -  $40-50 million in the first six months
o  Strong balance sheet

We are working to achieve our vision to become our customers' competitive advantage and their first choice as the OneSource OutSource partner.

Slide 28:

Colorado MEDtech, Inc.

-  One stop service
-  Faster time to market
-  Innovative technical solutions
-  Full service product commercialization
-  Critical components for medical and imaging products